1847

A Uniquely Diversified Holding Company

Legal Disclaimer

This presentation contains certain forward-looking statements within the meaning of the federal securities laws. These statements may be made a part of this presentation or by reference to other documents we file with the SEC.

Some of the forward-looking statements can be identified by the use of forward-looking words. Statements that are not historical in nature, including the words "anticipate," "may," "estimate," "should," "seek," "expect," "plan," "believe," "intend," and similar words, or the negatives of those words, are intended to identify forward-looking statements. Certain statements regarding the following particularly are forward-looking in nature: Future financial performance, market forecasts or projections, projected capital expenditures; Our business strategy.

All forward-looking statements are based on our management's beliefs, assumptions and expectations of our future economic performance, taking into account the information currently available to it. These statements are not statements of historical fact. Forward-looking statements are subject to a number of factors, risks and uncertainties, some of which are not currently known to us, that may cause our actual results, performance or financial condition to be materially different from the expectations of future results, performance or financial position. Our actual results may differ materially from the results discussed in forward-looking statements. Factors that might cause such a difference include, but are not limited to the risks set forth in "Risk Factors" included in our SEC filings.

The specific discussions contained in this presentation about our company include financial projections and future estimates and expectations about our company's business. The projections, estimates and expectations are presented in this presentation only as a guide about future possibilities and do not represent actual amounts or assured events. All the projections and estimates are based exclusively on our company management's own assessment of its business, the industry in which it works and the economy at large and other operational factors, including capital resources and liquidity, financial condition, fulfillment of contracts and opportunities. The actual results may differ significantly from the projections. Potential shareholders should not make an investment decision based solely on our company's projections, estimates or expectations.

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It's not always easy to do what's unpopular, but that's where you generate above average returns. Buy businesses that look mundane to narrow-minded investors and hang on until their real value is recognized.

1847 "channeling" John Neff – Contrarion, Value Investor and Former Manager of The Vanguard Windsor Fund

Having a longer duration – let's say a 10 year investment hold – is much more natural investment horizon to have…in some cases.

Tyler Zachem, Carlyle Global Partners LP co-head – Bloomberg October 29, 2017

If you've got a great asset that has a lot of future potential, why sell it, and why not let it work for investors longer?

Michael Chae, Blackstone Group LP's CFO – Bloomberg October 26, 2017

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What is 1847?

(OTCBB Ticker: EFSH – NYSE MKT Uplisting)

- **A holding company focused on long term value creation through the acquisition and operation of small businesses headquartered in the United States owned traditionally by private investors (pe firms, family offices, HNW individuals)**
  - Our current operating subsidiary (1847 Neese Inc.), 1847 Fitness CF Inc. and future subsidiaries are and will be niche market leaders that generate high free cash flow, operate in attractive industries, have defensible market positions, demonstrate a strong "reason to exist" and have been acquired at high cash-on-cash yields (20% to 33%)

- **A provider of monthly income with a demonstrable ability (>1.2x DCR) to cover a healthy annual yield and a conservative debt to equity ratio (< 1.0x Debt to Equity)**
  - Top tier Yield Cos (REIT, BDCs, MLPS have dividend coverage ratios between 1.0 to 1.1x)
  - Top tier Yield Cos (REIT, BDCs, MLPS have debt to equity ratios greater than 2.0x)

- **Structured as a Publicly Traded Partnership**
  - Our public structure facilitates the **COMBINATION** of an entrepreneurial culture and execution speed of a private equity firm **WITH** a long term view and approach of a strategic acquirer
  - We **ARE NOT** a BDC or REIT **BUT** we can distribute income as tax effectively as both

Committed to delivering a 10% or higher annual dividend on our book value of equity while retaining enough earnings to fuel internal and external growth

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What will 1847 provide to Shareholders?

- **Current Income and Non-Dilutive Growth** – fueled by the diversified cash flows from 1847's controlled operating subsidiary and future operating subsidiaries versus pools of leveraged loans
- **Access to a Unique Asset Class** – provided through the 1847 strategy of acquiring leading niche, small businesses (EBITDA > $1.5MM and < $5.0MM) where valuation inefficiencies are far more prevalent than in more sizable businesses
- **No Arbitrary Mark-Up of Assets** – asset values will rise and fall only on retained earnings and impairments/"mark downs", as appropriate
- **Transparent Reporting** – due to our decision to operate as an SEC registered, public holding company, each operating subsidiary reports all financial statements on a quarterly basis as part of 1847's quarterly filings – not a "black box" of assets or loans

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Senior Management Background

Ellery W. Roberts, is the Chief Executive Officer and Founder of 1847 Holdings LLC and has held that position since the inception of the Company. As the founder of 1847, Mr. Roberts brings over 18 years of private equity investing experience to the management team. Prior to founding 1847, Mr. Roberts formed RW Capital Partners LLC, an investment manager, approved by the Investment Committee of the U.S. Small Business Administration in 2010 to raise and manage a Small Business Investment Company. Prior to founding RW Capital Partners LLC, Mr. Roberts was a Managing Director of Parallel Investment Partners LP (formerly SKM Growth Investors LP), a Dallas based private equity fund focused on recapitalizations, buyouts and growth capital investments in lower middle market companies throughout the United States. Mr. Roberts was responsible for approximately $400 million in invested capital across two funds. Prior to Parallel, Mr. Roberts was a Vice President with Lazard Freres & Co. working in their Real Estate Principal Investment Area, where he was a senior team member involved in the investment of over $2.4 billion of capital. Prior to joining Lazard in 1997, Mr. Roberts worked at Colony Capital, Inc., where he analyzed and executed transactions for Colony Investors II, L.P., a $625 million private equity fund and prior to that worked in the Corporate Finance Division of Smith Barney, Inc. where he participated in a wide variety of investment banking activities. During his career Mr. Roberts has been directly involved with over $3.0 billion in direct private equity investments. Mr. Roberts received his B.A. degree in English from Stanford University.

Edward J. Tobin, Managing Director of 1847 Partners LLC. Mr. Tobin was previously a Director of Global Emerging Markets North America, Inc. (GEM), where for 15 years he managed Special Situations and Venture investing for GEM's Partners Capital Fund. Ed was also a principal and on the investment committee of the MENA Fund, a Shari'ah compliant private equity fund which was a joint venture between GEM and VC Bank, itself a Shari'ah compliant bank based in Bahrain. In addition to these activities, while at GEM Ed oversaw structured finance transactions in industries such as clean tech, consumer/retail, alternative finance, media, telecommunications, manufacturing, retailing, real estate and life sciences. Prior to joining GEM, Ed was Managing Director of Linckleen Partners, a private family investment office. Previously, he had been a portfolio manager with Neuberger and Berman, managing both pension funds and private client capital in the public equity markets. Prior to N&B, he was a Vice President of Nordberg Capital, Inc. Ed is on the Boards of 1847 Holdings LLC, Peekay Boutiques, Inc., PPI Management LLC, and GEM Holdings LLC, in addition to his various philanthropic activities. Ed received his MBA from the Wharton School, as well as a Master of Science in Engineering and a Bachelor of Science in Economics (cum laude) from the University of Pennsylvania.

Robert D. Barry, Mr. Barry has been a director of our company since January 2014. From April 2013 to August 2016, Mr. Barry was Chief Executive and Chief Financial Officer of Pawn Plus, Inc. Pawn Plus is a chain of five retail pawn stores in suburban Philadelphia and one pawn store in northeastern Ohio. Prior to joining Pawn Plus, from March 2007 to January 2013, Mr. Barry served as Executive Vice President and Chief Financial Officer of Regional Management Corp. (NYSE:RM), a consumer loan company based in Greenville, South Carolina. During February 2013 and March 2013, Mr. Barry worked as a project consultant for Regional Management. Prior to joining Regional Management, Mr. Barry was the Managing Member of AccessOne Mortgage Company, LLC in Raleigh, North Carolina from 1997 to 2007. During this time, he also served as part-time Chief Financial Officer for Patriot State Bank, in Fuquay-Varina, North Carolina, from March 2006 to March 2007 and Nuestro Banco, Raleigh, North Carolina, from July 2006 to March 2007. Prior to his time at AccessOne, Mr. Barry was Executive Vice President and Chief Financial Officer for Regional Acceptance Corporation (NASDAQ:REGA), a consumer finance company based in Greenville, North Carolina and prior to that he was a financial institutions partner in the Raleigh, North Carolina office of KPMG LLP. Mr. Barry is a Certified Public Accountant licensed in North Carolina and Georgia.

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What is the Structure of 1847?


Public Unit Holders
Common Interests
Lender
Credit Facility
1847 Holdings LLC
Management Services Agreement And Profit Allocation
1847 Partners LLC
Controlling Equity Interests
Loans
Offsetting Management Services Agreements And Transaction Services Agreements
1847 Fitness, Inc.
1847 Neese Inc.
Wholly-owned subsidiary formed to purchase the operations Central Florida Health Clubs, LLC and its affiliated operations in Florida.

What is 1847's Acquisition Approach?

- **Mission** – preferred partner for today's cash flow positive, small businesses in the U.S.
- **Acquisition Size and Structure** – control buyouts / control recapitalizations of companies with enterprise values between $5 and $25 million financed primarily with equity or retained earnings relying as little as possible on external, 3rd party debt
- **Core Acquisition/Management Philosophies** – (a) partners with management, (b) value creation through operations vs. financial engineering and (c) an ability to make decisions that reflect our willingness own assets for the long term since we aren't faced with conflicted by the hopes of prospective fund raising like many of our competitors
- **Objective** – acquire stable businesses at prices that will meaningfully improve our CAD relative to our intended dividend yield of 10% on the December offering price and consistently increase the growth of our cash on hand for future acquisitions and lessen the reliance on future equity offerings to facilitate growth

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What are 1847's Acquisition Characteristics?

- Target companies must be obvious member of the Small Business ecosystem
- Revenues of at least $5 million with historically consistent cash flow positive operations
- EBITDA of at least $1 million in the current year of operations
- Clearly identifiable "blueprint" for growth with potential for break-out growth driven by internal or external factors
- Companies in industries wherein the principals of 1847 Partners LLC have acquisition/management experience
- Entrepreneurial owners seeking help building management team and infrastructure
- Headquartered in North America

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1847 Operating Subsidiaries

1847 Neese Inc. (formerly Neese Inc.) - Current

A biosolid waste removal and application business located in Grand Junction, IA purchased for $2.2 million in cash, $2.9 million in seller subordinated financing and a rollover of 45% of common equity in the operating subsidiary.

Industrial/B2B Service

- Regionally dominant provider of a highly specialized agricultural service
- Significant barriers to entry
- 25 year operating history and customer relationships
- Healthy operating margins

1847 Strategic Plan

- Institutionalize financial record keeping, budgeting and forecasting
- Expand access to capital providers to expand operating equipment fleet
- Increase service offering to existing customers through selective, complimentary acquisitions
- Identify and Install Operating Partner with expansive vision of the opportunity

Financial Highlights

Neese Inc.

	Years Ended December 31, 2016	2015
Total Revenue	$8,024,603	$9,067,353
Adjusted EBITDA	$1,430,204	$1,628,632
Total Assets	$5,300,826	$4,945,334

Neese Inc.

Sales - Service - Rentals




NUHN

1847 Operating Subsidiaries

1847 Fitness Inc. (formerly Gold's CF) - Acquiring

A mature chain of four (4) moderately priced, membership based health and fitness clubs in Orlando, FL to be purchased for $14.0 million in cash, $1.0 million seller subordinated financing and a rollover of 13.5% of common equity in the operating subsidiary.

Consumer Service

- Stable self-branded chain in a highly competitive market
- Strong market demographics as Orlando represents the second best city for young professionals in the US
- Historically stable membership base – 25,000+ maintained by highly thought of operators
- Healthy operating margins

1847 Strategic Plan

- Institutionalize marketing to expand membership base and build statewide awareness of new, home-grown brand
- Apply scientific approach to the new site location process to selectively expand locations within the growing Orlando market and nearby attractive cities in Florida
- Identify and Install Operating Partner with expansive vision of the opportunity

Financial Highlights

Fitness CF Inc.

	Years Ended December 31, 2016	2015
Total Revenue	$12,567,700	$12,853,214
Adjusted EBITDA	$2,921,719	$3,158,827
Total Assets	$3,046,344	$3,214,905

Fitness CF



Fitness CF



MEMBER SERVICES





How has 1847's only public comp performed?

Compass Diversified Holdings (Ticker: CODI) with current market cap in excess of $1.0 Billion has proven the positive return possibilities available for a "true" public private holding company platform while seeking acquisitions in the highly competitive middle market category.

CODI's significant outperformance (since IPO in 2006) on a total return basis

CODI:	194.9%
S+P 500:	125.4%
Russell 2000	122.0%
Nasdaq:	226.5%
DJIA:	151.9%

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What is the State of the US Small Business Sector?

- Small Businesses represent over 90% of U.S. private companies
- Over 90% of private equity capital deployed in middle market and larger deals

TOTAL ENTERPRISE VALUE (TEV)/EBITDA

TEV	2003-2012	2013	2014	2015	2016	2017 (YTD)	Total	N=
10-25	5.6x	5.9x	5.6x	5.8x	6.0x	5.8x	5.7x	1,049
25-50	6.2x	6.8x	6.6x	6.6x	6.5x	6.6x	6.3x	800
50-100	6.8x	6.8x	8.4x	7.8x	7.3x	7.6x	7.x	550
100-250	7.3x	7.5x	7.8x	9.0x	9.0x	8.7x	7.8x	263
Total	6.2x	6.5x	6.7x	6.7x	6.9x	6.9x	6.4x	
N=	1,731	163	216	236	213	103		2,662

* Source [illegible] 2017 Report

Attractive Features

- Favorable supply-demand equation
- Value creation is easier given a "smaller base"
- Multiple expansion more likely as business grows
- "Moral hazard" risk more easily mitigated as sellers of Small Businesses are open to structured transaction

Challenges

- Management Strength and Depth
- Small value enterprise risk
- Capital market limitations due to constricted lending

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How Does 1847 Generate Deal Flow?

1847 Calling Program

- Sophisticated Database Construction
- ~1,000 intermediaries from 700 firms
- Systemic review and update of list annually
- 4 professionals make 5-6 calls per week
- Cycle through list 2x per year

Electronic Outreach

- ~3,000 – person mailing list
- Systematic review and update of list annually
- Develop specific marketing brochures

- Targeted Annual Deal Universe: 550
- 10% - 25% of Time Spent Marketing

Meetings

- Scheduled annual marketing visits
- 11 regions visited semiannually
- 2 professionals make regular trips

Conferences

- Sponsor key events
- Attend a minimum of 8 conferences annually

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What is the 1847 Acquisition Process

Pre – Letter of Intent

- Screen and Log
- Preliminary Diligence
- Preliminary Proposal
- Management Meeting
- Letter of Intent

Post – Letter of Intent

- Diligence
- Internal Dialogue
- Financing
- Documentation
- Investment Committee

How does 1847 Manage Operating Subsidiaries post Acquisition?

- Weekly dialogue with Management
- Extensive strategic planning sessions
- Quarterly board meetings
- Active involvement of operating partners
- Development of operating metrics, sales and financial reporting packages
- Establish authority matrices and other governance best practices
- Internal annual portfolio review process
- Monitor portfolio diversification

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In short…How is Value Created?

Drive Deal Flow…

Proactively drive deal flow with a willingness to investigate anything and everything without preconceived bias…

Buy Right…

Acquire stable, mature businesses at attractive prices…

Build to Own in Perpetuity…

Institute return driven metrics/accountability and introduce resources (personnel, processes or technology) to portfolio companies to drive growth…

Pay income currently…

Reward shareholders with ***MONTHLY*** dividends well covered by Cash Available for Distribution…

Be Ready to Sell…

At an opportune time, successfully sell subsidiaries at a profit

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1847 Holdings LLC
Pro Forma Financial Highlights

Pro Forma Combined Statements of Operation Data	FYE 12/31 2016
Total Revenue	$20,592,303
Gross Profit	5,984,009
Net Income	2,955,360
Adjusted EBITDA	4,082,079
Cash Available for Distribution	3,718,857
Total Assets	$24,918,687